UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2008

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)
or organization)

200 Vesey Street, World Financial Center
New York, New York		10285
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 5, 2008, we remarketed $1,994,978,000 aggregate principal amount of floating rate notes due 2033 pursuant to a prospectus supplement dated June 5, 2008 to the prospectus dated October 16, 2006, filed as part of our registration statement on Form S-3 (Registration No. 333-138032). We remarketed the notes pursuant to a remarketing agreement among us, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated June 5, 2008.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

1.1 Remarketing Agreement among us, J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated June 5, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Stephen P. Norman
Name:	Stephen P. Norman
Title:	Secretary

DATE: June 9, 2008